3 CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

September 30, 2016
Dear Investor:
The Sound Shore Fund's Investor Class (ticker SSHFX) and Institutional Class (ticker SSHVX) ended September 30, 2016 with net asset values of $44.85 and $44.96 per share, respectively. The third quarter total returns of 6.81% and 6.84%, respectively, outperformed the Standard & Poor's 500 Index ("S&P 500") which rose 3.85% and the Dow Jones Industrial Average ("Dow Jones") which rose 2.78%.
We are required by the SEC to say that: Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. The Fund's Investor Class 1, 5, 10, and 15‐year average annual total returns for the period ended September 30, 2016 were 15.06%, 17.02%, 6.34%, and 7.42%, respectively. The Fund's Institutional Class 1, 5, 10, and 15‐year average annual total returns for the period ended September 30, 2016 were 15.24%, 17.23%, 6.53%, and 7.63%, respectively. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.93% for the Investor Class and 0.83% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% since the Fund Adviser agreed to reimburse all of the ordinary expenses. This agreement is in effect until at least May 1, 2017. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements). For the most recent month‐end performance, please visit the Fund's website at www.soundshorefund.com.
During the third quarter of 2016, stocks rebounded from the Brexit-sparked uncertainty of June. Investors took encouragement from solid quarterly earnings reports and economic data that indicated steady, if slow, growth. Interest rates rose modestly for the period, causing the bond-proxy utility, telecom, and consumer staples sectors to decline from their lofty valuations.
With equity markets solidly in positive territory year-to-date, we are often asked if it is hard to find investment opportunities. Regardless of market conditions or volatility, Sound Shore focuses on identifying attractively priced, out-of-favor stocks where value is building ahead of low "Wall Street" expectations. Our investment in technology supplier Hewlett Packard Enterprise (HPE), the third quarter's best contributor, provides just such an example. We started our HPE position in the first quarter of 2016 when the stock was attractively valued at 9 times price-earnings ("P/E") with a 10 percent free cash yield. At that time, consensus forecasts reflected a declining outlook for HPE's legacy infrastructure, software, and enterprise offerings due to competition from the "cloud." By contrast, Sound Shore viewed HPE's core products as mostly stable, while its management was focused on unlocking value where possible. Through the year, HPE's stock has outperformed the market and the technology sector as financial results have topped forecasts and the company has announced spinoffs for both its consulting and software segments. The stock remains attractive given its improved positioning and current 11 times price-earnings ratio.
Meanwhile, hybrid power producer Exelon returned a portion of its strong year-to-date gain despite reporting better than expected financial results. Its decline reflected sluggish wholesale power prices, as well as the broader pullback for its peers. Exelon's investment merits include best-in-class earnings growth, as well as its low cost, low carbon power generation portfolio of domestic nuclear and natural gas plants. At 13 times earnings and a 3.8% dividend yield, the stock is attractively priced versus the market and especially its peers, and well positioned to outperform.
Looking ahead, US elections and central bank moves will likely top the list of macro factors on pundits' minds. However, we are encouraged that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. We note that at September 30, 2016, Sound Shore's portfolio had a forward price-earnings multiple of 14 times consensus, a meaningful discount to the S&P 500 Index at 17 times and the Russell 1000 Value at 16 times, despite strong balance sheets and better free cash flow.
We were pleased that Barron's magazine recently included the Sound Shore Fund, in its inaugural list of "Top 200 Sustainable Mutual Funds" based upon performance*. Since 1978, Sound Shore Management, Inc.'s company specific, value investment process has emphasized a long-term perspective on creating value. Our 38-year experience has been that top performing stocks typically have managements that integrate environmental, social, and governance priorities in running their businesses. Going forward, we continue to seek outperforming investment opportunities via our fundamental research.
Thank you for your investment alongside ours in Sound Shore.
Sincerely,
SOUND SHORE FUND
Harry Burn, III
John P. DeGulis
T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information
Fund returns assume the reinvestment of all dividend and capital gain distributions. The Standard & Poor's 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Dow Jones Industrial Average consists of 30 stocks that are considered to be major factors in their industries and that are widely held by individuals and institutional investors. The Russell 1000 Value Index consists of stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an Index or Average.
Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.
The price-to-earnings (P/E) of an index is the total price of the index divided by its total earnings. Free cash flow is the amount of cash left over after the company has paid all its expenses and what was spent for reinvesting into the company (capital expenditures). Forward price-earnings is a measure of the P/E using forecasted earnings for the P/E calculation. If earnings are expected to grow in the future, the estimated Forward P/E will be lower than the current P/E. The free cash flow yield is an overall return evaluation ratio of a stock, which standardizes the free cash flow per share a company is expected to earn against its market price per share. Generally, the lower the ratio, the less attractive the investment is and vice versa. Yield discussed within this letter is not reflective of Fund yield.
This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/16: Hewlett Packard Enterprises: 2.69% and Exelon Corporation: 2.62%.
An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments. Investments in foreign securities also may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations.
The views in this letter were those of the Fund managers as of 9/30/16 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter. These views (i) are intended to assist shareholders in understanding the Fund's present investment methodology and (ii) do not constitute investment advice. This letter must be preceded or accompanied by a current Fund prospectus. Distributed by Foreside Fund Services, LLC.
*Barron's selected the 200 U.S. large-company, actively managed funds with the most sustainable portfolios, and ranked them by one-year returns. This ranking is the result of many layers of research and begins with data on 6,500 companies collected by Sustainalytics, a global research and analytics firm headquartered in Amsterdam. The 20-year firm gathers data on corporate behavior around environmental, social and governance (ESG) factors. It evaluates companies based on more than 100 data points, both individually and in relation to peers. The firm also considers short-term issues, assessing the gravity of a misstep. A high "controversy score" can hurt an overall sustainability rating by a little or a lot. Sustainability scores are updated annually, controversy scores, every two weeks. Next, Morningstar partnered with Sustainalytics, using that data to assess how sustainable 20,000 mutual funds are, based on a weighted average of the sustainability scores of the stocks in each portfolio. Morningstar gave each fund a numerical sustainability score, and a rating of low to high, essentially grading on a curve.
Barron's decided to focus on U.S. large-company funds. Then narrowed the universe to funds that were ranked either "high" or "above average", an S&P 500 index fund, for comparison, earns an "average" rating. Then eliminated funds with less than $300 million in assets, and those that didn't have a one-year track records. That resulted in a list of 219 funds. Then ranked those based on one-year returns (as of the quarter's end) and created a list of the 200 most sustainable funds, ranked by one-year performance.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (Unaudited)

	Share Amount	Market Value
Common Stock (94.7%)
Consumer Discretionary (10.8%)
CBS Corp., Class B	970,300	$53,114,222
Comcast Corp., Class A	705,700	46,816,138
Liberty Global PLC, Class C (a)	1,750,400	57,833,216
Time Warner, Inc.	611,900	48,713,359
		206,476,935
Consumer Staples (5.2%)
The Procter & Gamble Co.	548,300	49,209,925
Walgreens Boots Alliance, Inc.	628,200	50,645,484
		99,855,409
Energy (6.2%)
BP PLC, ADR	1,684,600	59,230,536
Total SA, ADR	1,252,200	59,729,940
		118,960,476
Financials (21.6%)
Aon PLC	466,950	52,527,205
Bank of America Corp.	3,915,600	61,279,140
Berkshire Hathaway, Inc., Class B (a)	331,800	47,935,146
Capital One Financial Corp.	845,400	60,725,082
CIT Group, Inc.	1,486,600	53,963,580
Citigroup, Inc.	1,292,550	61,047,136
Invesco, Ltd.	1,233,700	38,577,799
Marsh & McLennan Cos., Inc.	543,550	36,553,738
		412,608,826
Health Care (10.9%)
Agilent Technologies, Inc.	793,650	37,372,979
Merck & Co., Inc.	1,101,100	68,719,651
Pfizer, Inc.	1,530,150	51,826,180
Thermo Fisher Scientific, Inc.	316,800	50,390,208
		208,309,018
Industrials (4.9%)
AerCap Holdings NV (a)	955,100	36,761,799
General Electric Co.	1,914,800	56,716,376
		93,478,175
Information Technology (25.4%)
Alphabet, Inc., Class A (a)	60,095	48,319,986
Analog Devices, Inc.	663,450	42,759,353
Applied Materials, Inc.	1,629,450	49,127,917

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
SCHEDULE OF INVESTMENTS (Concluded)
SEPTEMBER 30, 2016 (Unaudited)

	Share Amount	Market Value
Information Technology (continued)
First Data Corp., Class A (a)	3,779,600	$49,739,536
Flex, Ltd. (a)	3,714,600	50,592,852
Hewlett Packard Enterprise Co.	2,254,800	51,296,700
Keysight Technologies, Inc. (a)	1,549,800	49,113,162
Microsoft Corp.	863,000	49,708,800
Oracle Corp.	1,397,000	54,874,160
Texas Instruments, Inc.	543,850	38,167,393
		483,699,859
Materials (2.5%)
International Paper Co.	976,350	46,845,273
		46,845,273
Telecommunication Services (2.6%)
Vodafone Group PLC, ADR	1,676,950	48,883,093
		48,883,093
Utilities (4.6%)
Calpine Corp. (a)	2,956,595	37,371,361
Exelon Corp.	1,503,350	50,046,521
		87,417,882
Total Common Stock (94.7%) (cost $1,403,073,006)		$1,806,534,946

Money Market Funds (4.7%)
Morgan Stanley Institutional Liquidity Fund, 0.31% (b)	90,174,560	$90,174,560
Total Money Market Funds (4.7%) (cost $90,174,560)		$90,174,560
Total Investments (99.4%) (cost $1,493,247,566)*		$1,896,709,506
Liabilities Less Other Assets (0.6%)		11,232,833
Net Assets (100.0%)		$1,907,942,339

(a)   Non-income producing security.
(b)	Percentage disclosed reflects the money market fund's institutional class shares 30-day yield as of September 30, 2016.
ADR    American Depositary Receipt
PLC   Public Limited Company

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$447,756,459
Gross Unrealized Depreciation	(44,294,519)
Net Unrealized Appreciation	$403,461,940

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2016 (Unaudited)

1. Organization
Sound Shore Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "Act"). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.
The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the "Board") may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.
Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.
2. Significant Accounting Policies
This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.
The following represents the significant accounting policies of the Fund:
a. Security Valuation
Exchange-traded securities including those traded on the National Association of Securities Dealers' Automated Quotation system ("NASDAQ"), are valued at the last quoted sale price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value ("NAV").
The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair value price of an asset may differ from the asset's market price and may not be the price at which the asset may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

SOUND SHORE FUND, INC.
NOTES TO SCHEDULE OF INVESTMENTS (Concluded)
SEPTEMBER 30, 2016 (Unaudited)

Valuation inputs used to determine the value of the Fund's investments are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical assets
Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.
The following table summarizes the Fund's investments categorized in the fair value hierarchy as of September 30, 2016:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities

Common Stocks	$1,806,534,946	$-	$-	$1,806,534,946
Short-Term Investments	90,174,560	-	-	90,174,560
Total Investments	$1,896,709,506	$-	$-	$1,896,709,506

At September 30, 2016, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industy type.
The Fund's policy is to disclose transfers between Levels based on valuations at the end of the reporting period. There were no transfers between Levels as of September 30, 2016, based on the valuation input Levels on December 31, 2015.
b. Security Transactions
Security transactions are recorded on a trade date basis.
3. Subsequent Events
Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued.

Investment Adviser
Sound Shore Management, Inc.
Greenwich, Conneticut

Administrator
Atlantic Fund Administration, LLC
Portland, Maine

Distributor
Foreside Fund Services, LLC
Portland, Maine
www.foreside.com

Transfer and Distribution Paying Agent
Atlantic Shareholder Services, LLC
Portland, Maine

Custodian
MUFG Union Bank, N.A.
San Francisco, California

Fund Counsel
Dechert LLP
New York, New York

Independent Registered
Public Accounting Firm
BBD, LLP
Philadelphia, Pennsylvania